MANAGED PORTFOLIO SERIES
Port Street Quality Growth Fund
Institutional Class – PSQGX

Supplement dated August 23, 2018 to:

Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”)
for the Fund dated July 29, 2018

At a special meeting of shareholders of the Port Street Quality Growth Fund (the “Fund”) held on June 25, 2018, shareholders of the Fund approved a new investment advisory agreement between Managed Portfolio Series (the “Trust”), on behalf of the Fund, and Port Street Investments, LLC (“Port Street”), to take effect upon a proposed change of control at Port Street.

The change of control took place on August 20, 2018, when a control person of Beacon Pointe Holdings, LLC (“BPH”), sold his controlling interest in BPH back to the company, as discussed in the definitive proxy statement filed by the Trust on April 23, 2018. Upon consummation of the change of control at Port Street, the prior investment advisory agreement between the Trust, on behalf of the Fund, and Port Street terminated and the new investment advisory agreement approved by shareholders of the Fund became effective.  In addition, a new investment sub-advisory agreement between Port Street and Saratoga Research & Investment Management became effective on August 20, 2018.

Please contact the Fund at 855-369-6220 if you have any questions.

This supplement should be retained with your Prospectus, Summary Prospectus, and SAI for future reference.